Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 5 TO SUPERPRIORITY SECURED DEBTOR-IN-POSSESSION CREDIT AGREEMENT

AMENDMENT NO. 5, dated as of November 22, 2016 (this “Amendment”), in connection with that certain Superpriority Secured Debtor-In-Possession Credit Agreement dated as of April 18, 2016 and amended by Amendment No. 1 dated as of May 9, 2016, by Amendment No. 2 dated as of May 18, 2016, by Amendment No. 3 dated as of July 19, 2016 and by Amendment No. 4 dated as of October 11, 2016 (the “Existing Credit Agreement” and, as amended hereby, the “Credit Agreement”) among, inter alios, PEABODY ENERGY CORPORATION, a Delaware corporation and a debtor and debtor-in-possession in the Cases (the “Borrower”), the SUBSIDIARY GUARANTORS party thereto from time to time, certain of which are debtors and debtors-in-possession in the Cases, the LENDERS party thereto from time to time, the L/C ISSUER party thereto and Citibank, N.A., as Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the parties hereto desire to amend the Existing Credit Agreement as set forth herein;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement (or the Existing Credit Agreement, if context so requires). Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Existing Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby. Each reference to the “Credit Agreement” or “thereunder”, “thereof” or “therein” in respect of the Existing Credit Agreement, and each other similar reference, contained in any other Loan Document shall, after this Amendment becomes effective, similarly refer to the Credit Agreement as amended hereby.

SECTION 2. Amendment to the Existing Credit Agreement.

(a) Section 1.01 of the Existing Credit Agreement is hereby amended:

(i) by deleting in their entirety the definitions of each of the terms “CNTA Dispute”, “CNTA Order Date”, “Principal Properties” and “Principal Property Cap”; and

(ii) by amending and restating the definition of the term “Tranche Voting Matter” in its entirety to read as follows:

“Tranche Voting Matter” means any amendment, modification or waiver of any Loan Document that would (i) change any provision relating to expense reimbursement in respect of the Specified Lenders (as provided hereunder), (ii) expressly affect the Specified Lenders (in their capacity as Lenders) directly, materially, adversely and disproportionately in relation to the other Lenders that are not Specified Lenders, (iii) amend, modify or waive the last sentence of Section 2.03(a)(i), but only to the extent such amendment, modification or waiver is for the purpose of consenting to the issuance of Letters of Credit to backstop or replace Pre-Petition Letters of Credit in an amount greater than $20,000,000 (in the aggregate) or (iv) amend the definition of “Tranche Voting Matter”.

(b) Section 6.19(c) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c) [Reserved].

(c) Section 6.19(d) of the Existing Credit Agreement is hereby amended by deleting the words “the date that is the later of (i) thirty (30) days following the CNTA Order Date and (ii)”.

SECTION 3. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York and (to the extent applicable) the Bankruptcy Code.

SECTION 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 5. Loan Document. This Amendment shall constitute a Loan Document.

SECTION 6. Effectiveness. This Amendment shall become effective on the date on which the Agent shall have received from each of the Borrower, the Required Lenders and the Agent a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

[Remainder of this page left blank intentionally.]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PEABODY ENERGY CORPORATION, as the Borrower

By:	/s/ Walter L. Hawkins Jr.
Name: Walter L. Hawking Jr.
Title: Senior Vice President Finance

[Signature Page to Amendment No. 5]

GUARANTORS:

AMERICAN LAND HOLDINGS OF NEW MEXICO, LLC

COLORADO YAMPA COAL COMPANY, LLC

EL SEGUNDO COAL COMPANY, LLC

FOUR STAR HOLDINGS, LLC

GALLO FINANCE COMPANY, LLC

HAYDEN GULCH TERMINAL, LLC

JUNIPER COAL COMPANY, LLC

MOFFAT COUNTY MINING, LLC

NEW MEXICO COAL RESOURCES, LLC

NM EQUIPMENT COMPANY, LLC

PEABODY AMERICA, LLC

PEABODY COLORADO OPERATIONS, LLC

PEABODY COLORADO SERVICES, LLC

PEABODY NATURAL RESOURCES COMPANY

PEABODY NEW MEXICO SERVICES, LLC

PEABODY ROCKY MOUNTAIN MANAGEMENT SERVICES, LLC

PEABODY ROCKY MOUNTAIN SERVICES, LLC

PEABODY SOUTHWESTERN COAL COMPANY, LLC

PEABODY WILLIAMS FORK MINING, LLC

SENECA PROPERTY, LLC

SOUTHWEST COAL HOLDINGS, LLC

TWENTYMILE COAL, LLC

TWENTYMILE EQUIPMENT COMPANY, LLC

TWENTYMILE HOLDINGS, LLC

AMERICAN LAND DEVELOPMENT, LLC

AMERICAN LAND HOLDINGS OF COLORADO, LLC

AMERICAN LAND HOLDINGS OF ILLINOIS, LLC

AMERICAN LAND HOLDINGS OF INDIANA, LLC

AMERICAN LAND HOLDINGS OF KENTUCKY, LLC

AMERICAN LAND HOLDINGS OF WEST VIRGINIA, LLC

ARID OPERATIONS INC.

BIG RIDGE, INC.

BLACK HILLS MINING COMPANY, LLC

BTU WESTERN RESOURCES, INC.

CABALLO GRANDE, LLC

CASEYVILLE DOCK COMPANY, LLC

CENTRAL STATES COAL RESERVES OF ILLINOIS, LLC

[Signature Page to Amendment No. 5]

CENTRAL STATES COAL RESERVES OF INDIANA, LLC

CENTURY MINERAL RESOURCES, INC.

COAL RESERVE HOLDING LIMITED LIABILITY COMPANY NO. 1

COALSALES II, LLC

CONSERVANCY RESOURCES, LLC

COTTONWOOD LAND COMPANY

CYPRUS CREEK LAND COMPANY

CYPRUS CREEK LAND RESOURCES, LLC

DYSON CREEK COAL COMPANY, LLC

DYSON CREEK MINING COMPANY, LLC

EMPIRE LAND HOLDINGS, LLC

FALCON COAL COMPANY, LLC

FRANCISCO EQUIPMENT COMPANY, LLC

FRANCISCO LAND HOLDINGS COMPANY, LLC

FRANCISCO MINING, LLC

GOLD FIELDS CHILE, LLC

GOLD FIELDS MINING, LLC

GOLD FIELDS ORTIZ, LLC

HIGHWALL MINING SERVICES COMPANY

HILLSIDE RECREATIONAL LANDS, LLC

HMC MINING, LLC

ILLINOIS LAND HOLDINGS, LLC

INDEPENDENCE MATERIAL HANDLING, LLC

JAMES RIVER COAL TERMINAL, LLC

KAYENTA MOBILE HOME PARK, INC.

KENTUCKY SYNGAS, LLC

KENTUCKY UNITED COAL, LLC

LIVELY GROVE ENERGY, LLC

LIVELY GROVE ENERGY PARTNERS, LLC

MARIGOLD ELECTRICITY, LLC

MIDCO SUPPLY AND EQUIPMENT CORPORATION

MIDWEST COAL ACQUISITION CORP.

MIDWEST COAL RESERVES OF ILLINOIS, LLC

MIDWEST COAL RESERVES OF INDIANA, LLC

MIDWEST COAL RESERVES OF KENTUCKY, LLC

MUSTANG ENERGY COMPANY, L.L.C.

PACIFIC EXPORT RESOURCES, LLC

PEABODY ARCHVEYOR, L.L.C.

PEABODY ARCLAR MINING, LLC

PEABODY ASSET HOLDINGS, LLC

PEABODY BEAR RUN MINING, LLC

PEABODY BEAR RUN SERVICES, LLC

PEABODY CABALLO MINING, LLC

[Signature Page to Amendment No. 5]

PEABODY CARDINAL GASIFICATION, LLC

PEABODY CHINA, LLC

PEABODY COALSALES, LLC

PEABODY COALTRADE, LLC

PEABODY COALTRADE INTERNATIONAL (CTI), LLC

PEABODY COULTERVILLE MINING, LLC

PEABODY DEVELOPMENT COMPANY, LLC

PEABODY ELECTRICITY, LLC

PEABODY EMPLOYMENT SERVICES, LLC

PEABODY ENERGY GENERATION HOLDING COMPANY

PEABODY ENERGY INVESTMENTS, INC.

PEABODY ENERGY SOLUTIONS, INC.

PEABODY GATEWAY NORTH MINING, LLC

PEABODY GATEWAY SERVICES, LLC

PEABODY GLOBAL FUNDING, LLC

PEABODY HOLDING COMPANY, LLC

PEABODY ILLINOIS SERVICES, LLC

PEABODY INDIANA SERVICES, LLC

PEABODY INTERNATIONAL INVESTMENTS, INC.

PEABODY INTERNATIONAL SERVICES, INC.

PEABODY INVESTMENTS CORP.

PEABODY MAGNOLIA GROVE HOLDINGS, LLC

PEABODY MIDWEST MANAGEMENT SERVICES, LLC

PEABODY MIDWEST MINING, LLC

PEABODY MIDWEST OPERATIONS, LLC

PEABODY MIDWEST SERVICES, LLC

PEABODY MONGOLIA, LLC

PEABODY NATURAL GAS, LLC

PEABODY OPERATIONS HOLDING, LLC

PEABODY POWDER RIVER MINING, LLC

PEABODY POWDER RIVER OPERATIONS, LLC

PEABODY POWDER RIVER SERVICES, LLC

PEABODY POWERTREE INVESTMENTS, LLC

PEABODY RECREATIONAL LANDS, L.L.C.

PEABODY SCHOOL CREEK MINING, LLC

PEABODY SERVICES HOLDINGS, LLC

PEABODY SOUTHWEST, LLC

PEABODY TERMINAL HOLDING COMPANY, LLC

PEABODY TERMINALS, LLC

PEABODY TROUT CREEK RESERVOIR LLC

PEABODY VENEZUELA COAL CORP.

PEABODY VENTURE FUND, LLC

PEABODY WILD BOAR MINING, LLC

PEABODY WILD BOAR SERVICES, LLC

[Signature Page to Amendment No. 5]

PEABODY WYOMING GAS, LLC

PEABODY WYOMING SERVICES, LLC

PEABODY-WATERSIDE DEVELOPMENT, L.L.C.

PEC EQUIPMENT COMPANY, LLC

PG INVESTMENTS SIX, L.L.C.

POINT PLEASANT DOCK COMPANY, LLC

POND RIVER LAND COMPANY

PORCUPINE PRODUCTION, LLC

PORCUPINE TRANSPORTATION, LLC

RIVERVIEW TERMINAL COMPANY

SAGE CREEK LAND & RESERVES, LLC

SCHOOL CREEK COAL RESOURCES, LLC

SHOSHONE COAL CORPORATION

STAR LAKE ENERGY COMPANY, L.L.C.

SUGAR CAMP PROPERTIES, LLC

THOROUGHBRED GENERATING COMPANY, LLC

THOROUGHBRED MINING COMPANY, L.L.C.

UNITED MINERALS COMPANY, LLC

WEST ROUNDUP RESOURCES, LLC

WILD BOAR EQUIPMENT COMPANY, LLC

WILD BOAR LAND HOLDINGS COMPANY, LLC

By:	/s/ James A. Tichenor
Name: James A. Tichenor
Title: Vice President and Treasurer

[Signature Page to Amendment No. 5]

BIG SKY COAL COMPANY, as a Guarantor

By:	/s/ Michael J. Jasutis
Name: Michael J. Jasutis
Title: Treasurer

[Signature Page to Amendment No. 5]

PEABODY SAGE CREEK MINING, LLC, as a Guarantor

By:	/s/ Eric J. Baltz
Name: Eric J. Baltz
Title: Treasurer

[Signature Page to Amendment No. 5]

PEABODY TWENTYMILE MINING, LLC, as a Guarantor

By:	/s/ John R. Schwartze
Name: John R. Schwartze
Title: Treasurer

[Signature Page to Amendment No. 5]

PEABODY WESTERN COAL COMPANY, as a Guarantor

By:	/s/ Douglas D. Loucks
Name: Douglas D. Loucks
Title: Treasurer

[Signature Page to Amendment No. 5]

SAGE CREEK HOLDINGS, LLC, as a Guarantor

By:	/s/ Mark A. Scimio
Name: Mark A. Scimio
Title: President

[Signature Page to Amendment No. 5]

SENECA COAL COMPANY, LLC, as a Guarantor

By:	/s/ Kurt A. Jones
Name: Kurt A. Jones
Title: Treasurer

[Signature Page to Amendment No. 5]

CITIBANK, N.A., as Administrative Agent

By:	/s/ Allister Chan
Name: Allister Chan
Title: Vice President

[Signature Page to Amendment No. 5]

APOLLO TR ENHANCED LEVERED YIELD LLC, as a Lender

By:	Apollo Total Return Enhanced
Management LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

IVY APOLLO MULTI-ASSET
INCOME FUND as a Lender

By:	Apollo Credit Management, LLC,
its investment manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

IVY APOLLO STRATEGIC INCOME
FUND as a Lender

By:	Apollo Credit Management, LLC,
its investment manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Amendment No. 5]

APOLLO FRANKLIN
PARTNERSHIP, L.P., as a Lender

By:	Apollo Franklin Management, LLC,
its investment manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO UNION STREET
PARTNERS, L.P., as a Lender

By:	Apollo Union Street Management,
LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO LINCOLN PRIVATE CREDIT FUND, L.P., as a Lender

By:	Apollo Lincoln Private Credit
Management, LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Amendment No. 5]

APOLLO THUNDER PARTNERS,
L.P., as a Lender

By:	Apollo Thunder Management, LLC,
its investment manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO A-N CREDIT FUND
(DELAWARE), L.P.,
as a Lender

By:	Apollo A-N Credit Management,
LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

AESI (HOLDINGS) II, L.P., as a Lender

By:	Apollo European Strategic
Management, L.P. its investment manager

By:	Apollo European Strategic
Management GP, LLC, its general partner

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Amendment No. 5]

APOLLO HERCULES PARTNERS,
L.P., as a Lender

By:	Apollo Hercules Management, LLC,
its investment manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO MOULTRIE CREDIT
FUND, L.P., as a Lender

By:	Apollo Moultrie Credit Fund
Management, LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO ZEUS STRATEGIC
INVESTMENTS, L.P., as a Lender

By:	Apollo Zeus Strategic Management,
LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Amendment No. 5]

APOLLO CREDIT STRATEGIES
MASTER FUND LTD., as a Lender

By:	Apollo ST Fund Management LLC,
its investment manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO TACTICAL VALUE SPN
INVESTMENTS, L.P., as a Lender

By:	Apollo Tactical Value SPN
Management, LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO CREDIT MASTER FUND
LTD. as a Lender

By:	Apollo ST Fund Management, LLC,
its investment manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Amendment No. 5]

APOLLO TR OPPORTUNISTIC LTD,
as a Lender

By:	Apollo Total Return Enhanced
Management LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

By:	Apollo Total Return Management LLC,
Management LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Amendment No. 5]

APOLLO CREDIT OPPORTUNITY
TRADING FUND III, as a Lender

By:	Apollo Credit Opportunity Fund
(Offshore) III LP, its general partner

By:	Apollo Credit Opportunity
Management III LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

By:	Apollo Credit Opportunity Fund III
LP, its general partner

By:	Apollo Credit Opportunity
Management III LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Amendment No. 5]

Aurelius Capital Master, Ltd.

By:	Aurelius Capital Management, LP,
solely as investment manager and not in its individual capacity

By:	/s/ Dan Gropper
Name: Dan Gropper
Title: Managing Director

[Signature Page to Amendment No. 5]

ACP Master, Ltd.

By:	Aurelius Capital Management, LP,
solely as investment manager and not in its individual capacity

By:	/s/ Dan Gropper
Name: Dan Gropper
Title: Managing Director

[Signature Page to Amendment No. 5]

CFPI LOANHALL LOAN
as a Lender

By:	/s/ Brian S. Broyles
Name:
Title: Brian S. Broyles – Authorized Signatory

[Signature Page to Amendment No. 5]

ELLIOTT ASSOCIATES, L.P.
as a Lender

Elliott Associates, L.P.
By:	Elliott Capital Advisors, L.P., as general partner
By:	Braxton Associates, Inc., as general partner

By:	/s/ Elliot Greenberg
By:	Elliot Greenberg, Vice President
Name:
Title:

If second signature required:

[NAME OF LENDER], as a Lender

By:
Name:
Title:

[Signature Page to Amendment No. 5]

ELLIOTT INTERNATIONAL, L.P.
as a Lender

ELLIOTT INTERNATIONAL, L.P.
By:	Elliott International Capital Advisors Inc.
as attorney-in-fact

By:	/s/ Elliot Greenberg
By:	Elliot Greenberg, Vice President
Name:
Title:

If second signature required:

[NAME OF LENDER], as a Lender

By:
Name:
Title:

[Signature Page to Amendment No. 5]

ELLIOTT MANAGEMENT CORPORATION
as a Lender

By:	/s/ Elliot Greenberg
By:	Elliot Greenberg, Vice President
Name:
Title:

If second signature required:

[NAME OF LENDER], as a Lender

By:
Name:
Title:

[Signature Page to Amendment No. 5]

ZIFF INVESTMENTS LIMITED
as a Lender

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

If second signature required:

[NAME OF LENDER], as a Lender

By:
Name:
Title:

[Signature Page to Amendment No. 5]

GN3 SIP Limited

By: GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[Signature Page to Amendment No. 5]

San Bernardino County Employees’
Retirement Association

By: GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[Signature Page to Amendment No. 5]

GoldenTree 2004 Trust

By: GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[Signature Page to Amendment No. 5]

GT NM, LP

By: GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[Signature Page to Amendment No. 5]

Stellar Performer Global Series: Series
G – Global Credit

By: GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[Signature Page to Amendment No. 5]

GoldenTree Credit Opportunities 2014-
I Financing, Limited

By: GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[Signature Page to Amendment No. 5]

GoldenTree Insurance Fund Series
Interests of the SALI Multi-Series Fund,
LP

By: GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[Signature Page to Amendment No. 5]

[NAME OF LENDER] Macquarie Bank,
as a Lender

By:	/s/ Donald Carrillo
Name: Donald Carrillo
Title: Division Director

If second signature required:

[NAME OF LENDER] Macquarie Bank, as a Lender

By:	/s/ Jennifer Coyle
Name: Jennifer Coyle
Title: Division Director

[Signature Page to Amendment No. 5]

Mason Capital LP
as a Lender

By:	/s/ John C. Grizzetti
Name: John C. Grizzetti
Title: Chief Operating Officer

If second signature required:

[NAME OF LENDER], as a Lender

By:
Name:
Title:

[Signature Page to Amendment No. 5]

Mason Capital Master Fund LP
as a Lender

By:	/s/ John C. Grizzetti
Name: John C. Grizzetti
Title: Chief Operating Officer

If second signature required:

[NAME OF LENDER], as a Lender

By:
Name:
Title:

[Signature Page to Amendment No. 5]

MIDTOWN ACQUISITIONS L.P.
By:	Midtown Acquisitions GP LLC
as a Lender

By:	/s/ Morgan Blackwell
Name: Morgan Blackwell
Title: Authorized Signatory

[Signature Page to Amendment No. 5]

Monarch Master Funding Ltd

By: Monarch Alternative Capital LP

Its: Advisor as a Lender

By:	/s/ Patrick Bartels
Name: Patrick Bartels
Title: Managing Principal

[Signature Page to Amendment No. 5]

Whitebox Asymmetric Partners, LP
as a Lender

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: Chief Operating Officer & General Counsel

Whitebox Relative Value Partners, LP as a Lender

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: Chief Operating Officer & General Counsel

Whitebox Credit Partners, LP as a Lender

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: Chief Operating Officer & General Counsel

Whitebox Special Opportunities Fund,
LP Series O as a Lender

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: Chief Operating Officer & General Counsel

[Signature Page to Amendment No. 5]

Whitebox KFA Advantage LLC
as a Lender

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: Chief Operating Officer & General Counsel

Whitebox Multi-Strategy Partners, LP as a Lender

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: Chief Operating Officer & General Counsel

Whitebox Institutional Partners, LP as a Lender

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: Chief Operating Officer & General Counsel

Pandora Select Partners, LP as a Lender

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: Chief Operating Officer & General Counsel

[Signature Page to Amendment No. 5]